             FIRST AMENDMENT TO AMENDMENT AND FORBEARANCE AGREEMENT

         NBD Bank ("NBD" or "Lender"), Medar, Inc. ("Medar"), Integral Vision, Ltd. ("Integral") and Medar Canada, Ltd. ("Medar Canada"), enter into this First Amendment to Amendment and Forbearance Agreement (this "first Amendment"), on March ____, 1999. For convenience (i) Medar and Integral are referred to herein, collectively, as "Borrowers" and, individually, as a "Borrower," (ii) Medar Canada in its capacity as guarantor of Borrowers' debt to NBD, and Integral, in its capacity as guarantor of Medar's debt to NBD, and any other person or entity who guaranteed the obligations of one or both of Borrowers to NBD are referred to herein, collectively, as "Guarantors", and, individually, as a "Guarantor," and (iii) Borrowers and Guarantors are referred to herein, collectively, as the "Parties" and, individually, as a "Party."

                                    RECITALS

         A. The Parties and NBD are parties to an Amendment and Forbearance Agreement dated December 14, 1998 (the "Forbearance Agreement"). Capitalized terms used but not defined in this First Amendment have the same meanings as in the Forbearance Agreement.

         B. On March 4, 1999, (i) there was $9,025,000 in principal owing by Borrowers to NBD under the Revolving Credit Facility, (ii) there was $0 in principal owing by Borrowers to NBD under the Letter of Credit Facility, (iii) there was $80,978 in principal owing by Medar to NBD under the Equipment Loan Note, (iv) there was $1,125,000 in principal owing by Medar to NBD under the 1997 Mortgage Note (v), there was $1,975,560 in principal owing by Medar to NBD under the 1995 Mortgage Note, (vi) there was $35,632.35 in principal owing by Medar to NBD under the Instaloans, and (vii) there was $34,493.60 in principal owing by Medar to NBD under the Charge Card Authorization, in each case, plus accrued but unpaid interest, costs and expenses (including attorneys' fees) called for by the Credit Agreement or other Loan Documents. For convenience, all of the obligations referred to in the immediately preceding sentence, together with all other principal and interest due or becoming due to NBD, together with the payment of all other sums, indebtedness and liabilities of any and every kind now or hereafter owing and to become due from Borrowers to NBD however created, incurred, evidenced, acquired or arising, and whether direct or indirect, primary, secondary, fixed or contingent, matured or unmatured, joint, several, or joint and several, and whether for principal, interest, reimbursement obligations, indemnity obligations, obligations under guaranty agreements, fees, costs, expenses, or otherwise, all of Borrowers' obligations under this First Amendment, together with all other present and future obligations of Borrowers to NBD, are referred to herein, collectively, as the "Obligations."

         C. Each Party acknowledges and agrees that (i) NBD has fully performed all of its obligations under the Loan Documents; (ii) NBD has no obligation to continue to lend to Borrowers, or to forbear from enforcing its rights and remedies beyond the Forbearance Period (as hereinafter defined); (iii) any loans made after the date of this First Amendment will be made in NBD's sole discretion; and (iv) NBD has made no representations of any nature or kind that funding in any amount will continue, or that the Forbearance Period (as hereinafter defined) will be extended beyond the expiration thereof.

         D. Each Party further acknowledges and agrees that the actions taken by NBD to date in furtherance of the Loan Documents are reasonable and appropriate under the circumstances and are within NBD's rights under the Loan Documents and applicable law.

         E. Each Party represents and warrants to NBD that it has received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from such Obligations, and from any other loans made or which may be made in the future to Borrowers.

         F. Over the past several weeks, the Parties have been attempting to reach an agreement with the Junior Creditors with respect to resolving defaults under the Subordinated Debt, and the Parties are also attempting to resolve the Existing Defaults under the Loan Documents. The Forbearance Period expired March 5, 1999, and the Parties have requested that NBD agree to extend the Forbearance Period with respect to the Existing Defaults to allow the Parties additional time to reach an agreement with the Junior Creditors and to address the Existing Defaults.

         G. Subject to the terms and conditions of this First Amendment, and in reliance on the Parties' agreements, acknowledgments, representations, and warranties in this First Amendment, NBD has agreed to amend the Loan Documents and forbear from enforcing its right with respect to the Existing Defaults under the Loan Documents (including the Guarantor Loan Documents), as set forth below.


                                    AGREEMENT

         Based on the foregoing Recitals (which are incorporated herein as agreements, representations, warranties, and covenants of the respective Parties, as the case may be), and for other good and valuable consideration, the adequacy and receipt of which are acknowledged by each Party hereto, NBD and each Party agree as follows:

         1. FORBEARANCE. Paragraph 1 of the Forbearance Agreement is amended in its entirety to read as follows:

                  1. FORBEARANCE. Subject to the following conditions and those set forth below, NBD agrees to forbear from enforcing its rights and remedies with respect to the Existing Defaults through Monday, June 7, 1999 (the "Forbearance Period"):

                  (a) There are no further Events of Default or defaults under the Loan Documents (including a worsening of the Existing Defaults beyond the Permitted Deviations, as defined below) and


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


                  each Party fully complies with all the terms and conditions of this Agreement and the other Loan Documents; and

                  (b) NBD receives, on Monday, March 15, 1999 (the "Effective Date"), by facsimile, a fully-executed copy of the First Amendment to Amendment and Forbearance Agreement, acknowledged by counsel for each of the Parties as provided below, together with fully-executed copies of all of the Exhibits that require signature, with all originals to follow by overnight courier.

         2. AGREEMENT WITH JUNIOR CREDITORS. No later than the close of business on Friday, March 26, 1999, Borrowers shall provide to NBD a copy of the written agreement reached with the Junior Creditors regarding resolution of defaults with respect to the Subordinated Debt acceptable to NBD in its sole discretion. In the interim, the Parties will continue to advise NBD on a regular basis of their progress with respect to reaching an agreement with the Junior Creditors.

         3. NEW DEFAULTS. Borrowers have defaulted under the Forbearance Agreement for the following reasons:

                  (a) Borrowers' Tangible Net Worth at December 31, 1998 was less than $3,900,000, as required by Paragraph 3(a) of the Forbearance Agreement (As of December 31, 1998, Borrowers' Tangible Net Worth was $3,130,631.); and

                  (b) Borrowers' Total Liabilities to Tangible Net Worth exceeded 7.25 to 1.0 at December 31, 1998, in violation of Paragraph 3(b) of the Forbearance Agreement (As of December 31, 1998, Borrowers' Total Liabilities to Tangible Net Worth was 9.25 to 1.0).

                  For convenience, the above-referenced defaults are referred to herein as the "New Defaults." As an accommodation to Borrowers, and subject to the terms and conditions of this First Amendment, NBD agrees to forbear from exercising its rights and remedies with respect to the New Defaults under the same terms and conditions under which it has agreed to forbear from exercising its rights and remedies with respect to the Existing Defaults and, in that regard, the term "Existing Defaults" as used in the Forbearance Agreement, as amended by this First Amendment, shall include the New Defaults.

         4. REVISED PROJECTIONS; PERMITTED DEVIATIONS. Attached hereto as Exhibit A are updated projections (the "Projections") delivered by Borrowers to NBD. The Projections indicate that the New Defaults set forth above may worsen during the Forbearance Period and Borrowers have requested that NBD make an allowance for this. Thus, as an accommodation to Borrowers, Paragraph 3 of the Forbearance Agreement is hereby amended in its entirety to read as follows:

                  3. PERMITTED DEVIATIONS. As an accommodation to Borrowers, NBD agrees that it shall not be a worsening of the Existing Defaults or a new default under the Loan Documents or this Agreement so long as the following financial covenants are met during the Forbearance Period (the "Permitted Deviations"):

                  (a) Tangible Net Worth shall be not less than $2,130,631 at January 31, 1999, not less than $1,830,631 at February 28, 1999, not less than $2,830,631 at March 31, 1999, not less than $2,230,631 at April 30, 1999, and not less than $2,330,631 at May 31, 1999 and thereafter;

                  (b) Total Liabilities to Tangible Net Worth shall not exceed
                  14.85 to 1 at January 31, 1999, 17.49 to 1 at February 28, 1999, 11.03 to 1 at March 31, 1999, 13.95 to 1 at April 30,
                  1999, and 13.03 to 1 at May 31, 1999 and thereafter; and

                  (c) Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) shall not be less than ($586,000) for the month ended January 31, 1999, not less than $117,000 for the month ended February 28, 1999, not less than $1,391,000 for the month ending March 31, 1999, not less than ($210,000) for the month ending April 30, 1999, and not less than $490,000 for the month ending May 31, 1999 and thereafter; and

                  (d) Current Ratio shall not be less than 1.0 to 1.0 at any time during the Forbearance Period or thereafter.

         5. DEFAULTS. In addition to any other Events of Default or defaults provided for in the Loan Documents and the Forbearance Agreement, and without waiver of the demand and discretionary provisions of the Loan Documents, the occurrence of any of the following constitutes an Event of Default and a default under this First Amendment (and each Loan Document, including the Forbearance Agreement):
                  (a) If Borrowers fail to reach a written agreement with the Junior Creditors regarding resolution of defaults with respect to Subordinated Debt acceptable to NBD in its sole discretion and provide a copy of such agreement to NBD on or before March 26,1999; and

                  (b) If the field examination to be conducted by NBD during the month of March, 1999 is unsatisfactory to NBD in its sole discretion.

         6. FEES. In consideration for NBD agreeing to extend the Forbearance Period and forbear from exercising its rights and remedies under the Loan Documents with respect to the Existing Defaults as provided herein, Borrowers shall pay to NBD an extension fee in the amount of $75,000 simultaneously with the execution of this First Amendment (the "Extension Fee"). In addition, Borrowers shall continue to pay NBD the Forbearance Fee of $25,000 per month on the first day of each month until all Obligations are paid in full. In addition, simultaneously with the execution of this First Amendment, Borrowers shall reimburse NBD for legal fees and expenses totaling $26,037.57 incurred by NBD through January 31, 1999.

         7. SPECIAL ACCOMMODATIONS. The Parties acknowledge and agree that NBD has entered into foreign exchange contracts with Borrowers and has allowed Borrowers the use of a Controlled Disbursement Account. The Parties further acknowledge and agree that NBD may, in its sole discretion, require Borrowers to close their Controlled Disbursement Account and refuse to enter into further foreign exchange contracts with Borrowers. Notwithstanding the foregoing and not in any way affecting NBD's sole discretion in this regard, it is NBD's current intention to continue to allow Borrowers to enter into foreign exchange contracts with NBD and to maintain a Controlled Disbursement Account, but it is also NBD's current intention to immediately terminate these accommodations to Borrowers if there is a default or Event of Default (other than the Existing Defaults) under the Loan Documents, including the Forbearance Agreement as amended hereby.

         8. ENTIRE AGREEMENT, ETC.

                  (a) This First Amendment and the Exhibits hereto constitute the Parties' and NBD's entire understanding with respect to the subject matter hereof. Modifications or amendments to this First Amendment must be in writing and signed by the party to be charged in order to be effective. This First Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This First Amendment is binding on each Party and its respective successors, assigns, heirs, and personal representatives and shall inure to NBD's benefit and its successors and assigns. If any provision of this First Amendment conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this First Amendment.

                  (b) This First Amendment is being entered into among competent persons who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel), and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this First Amendment will not necessarily be construed against any particular party as the drafter of such language.

                  (c) This First Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument. Facsimile copies of signatures are to be treated as original signatures for all purposes.

                  (d) References in the Loan Documents and all other documents executed in connection with the Loan Documents (as each of the foregoing is amended hereby) to the Loan Documents mean the Loan Documents as amended by this First Amendment.

                  (e) The term "including" means including, without limitation, and the term "includes" means includes, without limitation.

                  (f) All headings are inserted for convenience only and do not affect the construction or interpretation of this First Amendment.

         9. ADDITIONAL REPRESENTATIONS. Each Party represents and warrants to NBD that:

                  (a) Each Borrower's execution, delivery, and performance of this First Amendment and all agreements and documents delivered in connection herewith by such Borrower, have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of such Borrower's stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or it articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

                  (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by any Borrower of this First Amendment and all agreements and documents delivered in connection with this First Amendment.

                  (c) This First Amendment and all agreements and documents delivered pursuant hereto by any one or more of the Parties are the legal, valid and binding obligations of each such Party enforceable against each such Party in accordance with the terms thereof.

                  (d) After giving effect to the amendments contained herein and effected pursuant hereto, all representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  (e) Except for the Existing Defaults, each Party has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

                  (f) No Party has assigned any claim, set off or defense to any individual or entity.

                  (g) This First Amendment and all of the Exhibits and other written material delivered by any one or more of the Parties to NBD in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to NBD that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely, any Party's financial condition or business prospects.

                  (h) All Parties executing this First Amendment in a representative capacity warrant that they have authority to execute this First Amendment and legally bind the entity they represent.

         10. SURVIVAL; RELIANCE. All agreements, representations and warranties made in this First Amendment (and all agreements referred to or incorporated herein) survive the execution of this First Amendment (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this First Amendment (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by NBD (including by its agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by NBD, notwithstanding any investigation heretofore or hereafter made by NBD or its agents.

         11. IMPAIRMENT OF COLLATERAL. The execution and delivery of this First Amendment (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to NBD. No security taken before or after as security for the Obligations impairs or affects this First Amendment (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

         12. TIME IS OF THE ESSENCE. Each Party acknowledges and agrees that time is of the essence as to each and every term and provision of this First Amendment and each Loan Document.

         13. NON-WAIVER. No failure or delay on the part of NBD in the exercise of any power or right, and no course of dealing between any one or more of the Parties or any Personal Guarantor and NBD, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to NBD at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives NBD's right to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this First Amendment or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this First Amendment or the Loan Documents, is effective only if in writing signed by an authorized officer of NBD, and only in the specific instance and for the specific purpose for which given.



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

         14. NO OTHER PROMISES OR INDUCEMENTS. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this First Amendment other than those which are set forth in this First Amendment.

         15. EFFECT OF FIRST AMENDMENT. All references to the Loan Documents include the Forbearance Agreement as amended by this First Amendment and all security agreements, pledge agreements, notes, mortgages, assignments and other documents and instruments executed by any Party in connection with or in furtherance of the Forbearance Agreement as amended by this First Amendment. Each Party agrees that this First Amendment supplements the Forbearance Agreement, but is not a novation of, and does not terminate, extinguish or discharge any obligations evidenced by the Forbearance Agreement. Each Party hereby ratifies, confirms and approves all the terms and conditions of the Forbearance Agreement as supplemented hereby, and acknowledges and agrees that such Forbearance Agreement, as supplemented hereby, remains in full force and effect. All the terms and conditions of the Forbearance Agreement, as supplemented hereby, including, without limitation, the Release and Waiver of Jury Trial provisions contained therein, are hereby ratified, confirmed and approved by each Party as if made and entered into on this date.

WITNESS                             NBD BANK


                                    By:
---------------------------             ---------------------------------------
                                           Name:  Oliver J. Glenn, III
                                                -------------------------------
                                                  Title: Vice President
                                                        -----------------------

WITNESS                             MEDAR, INC.


                                    By:
---------------------------             ---------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Subscribed and sworn to before me this      day of               , 1999.
                                       ----        --------------

                                       ----------------------------------------
                                    Notary Public,                 County, MI
                                                   ---------------
                                    My Commission Expires:
                                                           --------------------




[Signatures continue on Page 9]

[Signatures continue from Page 8]


WITNESS                             MEDAR CANADA, LTD.


                                    By:
---------------------------             ---------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Subscribed and sworn to before me this      day of               , 1999.
                                       ----        --------------

                                    -------------------------------------------
                                    Notary Public,                 County, MI
                                                   ---------------
                                    My Commission Expires:
                                                           --------------------



WITNESS                                                   INTEGRAL VISION, LTD.


                                    By:
---------------------------             ---------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

Subscribed and sworn to before me this      day of               , 1999.
                                       ----        --------------

                                    -------------------------------------------
                                    Notary Public,                 County, MI
                                                   ---------------
                                    My Commission Expires:
                                                           --------------------

[Counsel's Acknowledgement continued on Page 10]

[Counsel's Acknowledgement continued from Page 9]

                            COUNSEL'S ACKNOWLEDGMENT

         I have represented Medar in negotiating and executing the foregoing First Amendment to Amendment and Forbearance Agreement. I have explained the legal effect and ramifications of the First Agreement to my clients. I am of the opinion that (1) the First Amendment is valid, enforceable and binding according to its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting creditors' rights generally, and to general principals of equity, and (2) the parties I represent executing this First Amendment in representative capacities are authorized to do so.

                                      WARREN, CAMERON, FAUST & ASCIUTTO, P.C.



                                      ---------------------------------------
                                            Josephine L. Cameron




EXHIBIT A:        PROJECTIONS




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